UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2012

CARPENTER TECHNOLOGY CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of principal executive offices)		(Zip Code)

(610) 208-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 1, 2012, Carpenter Technology Corporation (the “Company”) filed a Current Report on Form 8-K reporting the completion of the acquisition of Latrobe Specialty Metals, Inc. (“Latrobe”).

This Form 8-K/A amends the Form 8-K that was filed on March 1, 2012 to include Latrobe’s audited historical consolidated financial statements as of September 30, 2011 and 2010 and for the years ended September 30, 2011 and 2010 and Latrobe’s historical consolidated financial statements as of December 31, 2011 (unaudited) and September 30, 2011 (audited) and for the three months ended December 31, 2011 and 2010 (unaudited), as required by Item 9.01(a) of Form 8-K, and the unaudited proforma consolidated financial information related to the Latrobe acquisition, as required by Item 9.01(b) of the Form 8-K. The pro forma financial information based on estimates and assumptions that the Company believes are reasonable and is for illustrative and informational purposes only and is not intended to represent or be indicative of what the Company’s financial condition or results of operations would have been had the transactions described above occurred on the dates indicated.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements for Business Acquired.

Latrobe Specialty Metals, Inc. and Subsidiaries audited historical consolidated financial statements as of September 30, 2011 and 2010 and for the years ended September 30, 2011 and 2010 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

Latrobe Specialty Metals, Inc. and Subsidiaries historical consolidated financial statements (unaudited) as of December 31, 2011 and September 30, 2011 and for the three months ended December 31, 2011 and 2010 are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information related to the Latrobe transaction is attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Latrobe Specialty Metals, Inc. and Subsidiaries Audited Consolidated Financial Statements as of September 30, 2011 and 2010 and for the years ended September 30, 2011 and 2010.

99.2	Latrobe Specialty Metals, Inc. and Subsidiaries Consolidated Financial Statements as of December 31, 2011 (unaudited) and September 30, 2011 (audited) and for the three months ended December 31, 2011 and 2010 (unaudited).

99.3	Unaudited Pro Forma Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Carpenter Technology Corporation

Date: May 14, 2012	/s/ K. Douglas Ralph
K. Douglas Ralph
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger by and among Carpenter Technology Corporation, Hawke Acquisition Corp., Latrobe Specialty Metals, Inc., HHEP-Latrobe, L.P., and Watermill-Toolrock Partners, L.P. dated February 29, 2012 is incorporated herein by reference to Exhibit 2.1 of Carpenter’s Current Report on Form 8-K filed March 1, 2012.

10.1	Stockholders Agreement by and among Carpenter Technology Corporation, Watermill-Toolrock Partners, L.P., Watermill-Toolrock Partners II, L.P., Watermill-Toolrock Enterprises, LLC and HHEP-Latrobe, L.P. dated February 29, 2012 is incorporated herein by reference to Exhibit 10.1 of Carpenter’s Current Report on Form 8-K filed March 1, 2012.

10.2	Registration Rights Agreement by and among Carpenter Technology Corporation, Watermill-Toolrock Partners, L.P., Watermill-Toolrock Partners II, L.P., Watermill-Toolrock Enterprises, LLC and HHEP-Latrobe, L.P. dated February 29, 2012 is incorporated herein by reference to Exhibit 10.2 of Carpenter’s Current Report on Form 8-K filed March 1, 2012.

23.1	Consent of KPMG LLP (filed herewith)

99.1	Latrobe Specialty Metals, Inc. and Subsidiaries Audited Consolidated Financial Statements as of September 30, 2011 and 2010 and for the years ended September 30, 2011 and 2010. (filed herewith)

99.2	Latrobe Specialty Metals, Inc. and Subsidiaries Consolidated Financial Statements as of December 31, 2011 (unaudited) and September 30, 2011 (audited) and for the three months ended December 31, 2011 and 2010 (unaudited). (filed herewith)

99.3	Unaudited Pro Forma Consolidated Financial Information (filed herewith)

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